Schedule 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ] Confidential, For Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement     [ ] Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


-------------------------------------------------------------------------------


                            FLANDERS CORPORATION

              (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:


(4) Date Filed:

[Flanders Logo]





                                                            November 20, 2002



Dear Shareholders:

You are cordially invited to attend the annual meeting of the shareholders of Flanders Corporation (the "Company") to be held at 2399 26th Avenue North, Saint Petersburg, Florida 33713 on Friday, December 20, 2002, at 3:00 p.m. local time. The purposes of the annual meeting are:

    1.  To elect five directors of the Company;

    2. To transact any other business that may properly be presented at the annual meeting.

If you were a shareholder of record at the close of business on November 6, 2002, you may vote at the annual meeting. The foregoing items of business are more fully described in the proxy statement attached to this notice.

Whether or not you expect to attend the annual meeting, and regardless of the number of shares you own, we urge you to read the attached proxy statement and to promptly date, sign and mail the enclosed proxy card in the envelope provided.

                                        Sincerely,


                                        /s/ Robert R. Amerson
                                        Robert R. Amerson
                                        President and Chief Executive Officer

                             FLANDERS CORPORATION
           2399 26th Avenue North, Saint Petersburg, Florida  33713

                     ____________________________________

                                  NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                     ____________________________________


The annual meeting of the shareholders of Flanders Corporation will be held at 2399 26th Avenue North, Saint Petersburg, Florida 33713, on Friday, December 20, 2002, at 3:00 p.m. local time. At the annual meeting, you will be asked to:

    1.  Elect five directors of the Company;

    2. Transact any other business that may properly be presented at the annual meeting.

If you were a shareholder of record at the close of business on November 6, 2002, you may vote at the annual meeting and at any postponements or adjournments thereof.

You are cordially invited to attend the annual meeting. Your vote is important. If you plan to attend the annual meeting, please notify me so that I can prepare identification for you. Whether you plan to attend or not, please mark, sign, date and promptly return the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use.



                                            /s/ Jeanetta M. Brown
                                            Jeanetta M. Brown
                                            Corporate Secretary

November 20, 2002

                             FLANDERS CORPORATION
                            2399 26th Avenue North
                       Saint Petersburg, Florida 33713

                     ____________________________________

                               PROXY STATEMENT

                     ____________________________________



GENERAL

Flanders Corporation, a North Carolina corporation (the "Company"), is soliciting proxies on behalf of its Board of Directors for use at the 2002 annual meeting of shareholders to be held on Friday, December 20, 2002, at 3:00 p.m. local time, at 2399 26th Avenue North, Saint Petersburg, Florida, 33713, and at any postponements or adjournments thereof. This proxy statement, the proxy card, and the Company's 2001 Annual Report on Form 10-K will be mailed to shareholders beginning on or about November 20, 2002.


VOTING PROCEDURES

Record holders of shares of the Company's common stock, par value $.001 per share, at the close of business on November 6, 2002, may vote at the meeting. Each shareholder has one vote for each share of common stock the shareholder owns. At the close of business on November 6, 2002, there were 26,033,153 shares of common stock outstanding and entitled to vote at the meeting.

Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the meeting who will also determine whether or not a quorum is present. The Company's bylaws provide that the holders of a majority of the issued and outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at any shareholders' meeting. Abstentions and broker non-votes are counted as present for establishing a quorum but as unvoted for determining the approval of any matter submitted to the shareholders for a vote. A broker non-vote occurs when a broker does not vote on some matters on the proxy card because he lacks the authority to do so.

You may revoke your proxy by filing a written notice of revocation with the Company. You may also revoke your proxy by (1) filing a new proxy bearing a later date with the Company, or (2) by attending the meeting and voting in person.

Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies "for " the Board's nominees. The Company does not know of any other business that may be presented at the annual meeting. If a proposal other than the one listed in the Notice is presented at the annual meeting, your signed proxy card gives authority to Robert R. Amerson and Steven K. Clark to vote your shares on such matters in their discretion.

PROPOSAL ONE -- ELECTION OF DIRECTORS

General

The Board of Directors currently consists of five directors and the Board has nominated five directors for election at the 2002 annual meeting. If you elect them, they will hold office until the next annual meeting and their successors are elected and qualified, or until they sooner retire, die or are removed. Cumulative voting is not permitted in the election of directors. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees. If any of the nominees is unable to serve as a director, your proxy may be voted for another person nominated by the Board to fill that vacancy, or the Board may reduce the number of directors to be elected. The following information concerning each nominee is as of November 20, 2002.


Information Regarding Nominees for Directors

The nominees for directors of the Company are as follows:

Robert R. Amerson. Mr. Amerson, age 52, has been President and Chief Executive Officer of the Company since 1987. Mr. Amerson is also a director, a position he has held since 1988, where he is a member of the Compensation Committee, and Chairman of the Board, a position he has held since 1999. Mr. Amerson has a Bachelor of Science degree in Business Administration from Atlantic Christian College.

Steven K. Clark. Mr. Clark, age 49, has been Chief Operating Officer since January 2001. He is also Vice President Finance and Chief Financial Officer of the Company, duties he has held since December 15, 1995, and a director of the Company since December 29, 1995. He served as a member of the Audit Committee from 1999 through April 2002. Mr. Clark acted as a consultant to the Company from November 15, 1995 through December 15, 1995. From July 1992 through October 1995, he was the Chief Financial Officer of Daw Technologies, Inc., a specialty cleanroom contractor and major customer of the Company. Prior to this he was a senior partner of Miller & Clark, an accounting and management services firm. Mr. Clark spent four years with Price Waterhouse, and an additional four years with Arthur Andersen, both accounting firms. He is a Certified Public Accountant, has Bachelor of Arts, magna cum laude, degrees in Accounting and Political Science and a Master of Business Administration, summa cum laude, degree, all from the University of Utah.

D. Michael Steele. Mr. Steele, age 48, is nominated to be an outside director of the Company, and, if elected, will serve on both the Compensation and Audit committees. Mr. Steele is a partner in The Insurance Group, an insurance brokerage, and serves on the Board of Directors of the City of Greenville Airport Authority, the Pitt County North Carolina Special Olympics and the Pitt County Boys and Girls Club. Mr. Steele received his Bachelor of Science degree from Purdue University, and his Masters Degree from Bowling Green State University.

Peter Fredericks. Mr. Fredericks, age 45, is nominated to be an outside director of the Company, and will serve on both the Compensation and Audit committees. Mr. Fredericks has been a director since April 2002. Mr. Fredericks is a private equity investor, and has been involved in business management, equity investment, and consulting since 1982. Mr. Fredericks' experience includes working as a strategy consultant with Boston Consulting Group. Mr. Fredericks received his Bachelor of Arts degree in Economics from Stanford University, his Masters in Business Administration from Harvard University, where he was a Baker Scholar, and his Ph.D. from the Vienna University of Economics and Business Administration.

Andrew Stallman. Mr. Stallman, age 45, is nominated to be an outside director of the Company and will serve as Chairman of the Audit Committee. Mr. Stallman has been a director since November 2001. Mr. Stallman is a principal of Investment Transactions, LLC, and is an independent investment advisor. Mr. Stallman has also been a portfolio manager for Soros Fund Management and Steinhardt Partners. Mr. Stallman has also been a research analyst for both Lehman Brothers Asset Management and E.F. Hutton. Mr. Stallman has a Bachelor of Arts degree in history, summa cum laude, from the State University of New York in New Paltz, and a Masters in Business Administration and finance from Harvard University.

Vote Required

In the election of directors, the five nominees receiving the most votes will be elected. Abstentions and broker non-votes will not affect the outcome of the election.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.


EXECUTIVE OFFICERS

Set forth below is information regarding the current executive officers of the Company (in addition to Messrs. Amerson and Clark) who are not also directors of the Company.

Linda Palmatier. Ms. Palmatier, age 49, has been Vice President of Retail Sales for the Company since October 2000. She is responsible for all marketing and sales efforts directed toward national retail accounts. Prior to that time, Ms. Palmatier was the Company's Director of Procurement, since December 1998. From December 1996 through December 1998, she worked as a designer/sales representative for Com-Net Software Specialist and Signature Electronics. From August 1995 through December 1996, she worked as Director of Merchandising for
J. Bill Circuit, Inc., a contract manufacturer of electronics. She has also worked as director of merchandising for audio products for Circuit City, and has fifteen years of experience with Bell Labs and AT&T Microelectronics in quality control engineering, manufacturing operations management and purchasing. Ms. Palmatier holds a Bachelor of Science degree in business statistics from Virginia Commonwealth University and a Master of Science degree in humanities from the University of Richmond.

Al Longton. Mr. Longton, age 37, has been Vice President Foremarket Sales and Engineering for the Company since March 2001. He has direct responsibility for sales and customer requirements for all foremarket products. From January 2000 through March 2001, Mr. Longton was a Regional Sales Manager. From October 1998 through January 2000, Mr. Longton was Product Manager over gas-phase filtration products for the Company. From September 1994 through October 1998, Mr. Longton was Engineering Manager for Flanders Filters, Inc., a subsidiary of the Company. Mr. Longton has a Bachelor of Science, cum laude, degree in mechanical engineering from Northeastern University.

David Aaronson. Mr. Aaronson, age 38, has been Vice President Filter Sales and Service for the Company since December 2001. He has direct responsibility for overseeing sales of filtration products to air filter sales and service accounts. From August 2001 to December 2001, Mr. Aaronson was regional sales manager for the Company. From 1989 through 2000, Mr. Aaronson was the general manager of the air filtration division of Jorban-Riscoe Associates, Inc., a manufacturers' representative firm. Mr. Aaronson is also a partner in Air Quality Equipment Company, a manufacturers' representative firm specializing in air filtration and energy savings solutions. Mr. Aaronson graduated from the University of Kansas with a Bachelor of Arts in Business/Personnel Administration.

James L. "Buddy" Mercer. Mr. Mercer, age 60, has been Vice President Operations for the Company since December 2001. He has direct responsibility for all plant manufacturing operations. Prior to December 2001, beginning in 1998, he was a general manager for Precisionaire, Inc., a subsidiary. From 1967 through 1997, Mr. Mercer worked at Purolator Air Products, a competitor, working in several positions culminating in plant manager.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, as of November 6, 2002, with respect to
(i) each person known by the Company to own beneficially more than 5% of the common stock, (ii) each of the Company's directors, (iii) each of the Company's named executive officers, and (iv) all directors and executive officers of the Company as a group. Beneficial ownership of shares, as determined in accordance with applicable SEC rules, includes shares as to which a person has sole or shared voting power or sole or shared investment power.

                                   Shares of Common        Percentage of
        Name and Address of       Stock Beneficially   Outstanding Shares of
         Beneficial Owner              Owned               Common Stock (1)
       --------------------       ------------------   ---------------------

Robert R. Amerson (2)                   7,874,370               28.09%
  531 Flanders Filters Road
  Washington, NC  27889

Steven K. Clark (3)                     5,155,183               18.39%
  2399 26th Avenue North
  Saint Petersburg, Florida 33713


Peter Fredericks(4)                        54,300                  *

Andrew Stallman(5)                         66,500                  *

D. Michael Steele                           3,000                  *

James L. "Buddy" Mercer                      --                    *

Al Longton(6)                              10,000                  *

Linda Palmatier                              --                    *

David Aaronson                               --                    *

Dimensional Fund Advisors Inc.          2,111,300                8.11%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA  90401

Becker Capital Management, Inc.         1,751,100                6.73%
  1211 SW 5th Avenue, Suite 2185
  Portland, OR  97204


Franklin Resources, Inc.                1,360,743                5.23%
  777 Marivers Island Blvd., 6th Fl.
  San Mateo, CA  94404

Thomas T. Allan                         1,590,232                6.11%
  3114 Barracks Road
  Charlottesville, VA  22901

Officers and Directors as a Group      13,163,353               44.67%
  (10 persons) (2),(3),(4),(5),(6)


 * Represents less than 1% of the total issued and outstanding shares of common stock.

(1) Applicable percentage of ownership is based on 26,033,153 shares of common stock outstanding as of November 6, 2002, together with all applicable options for unissued securities for such shareholders exercisable within 60 days. Shares of common stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) Includes 1,000,000 shares which are subject to an option to purchase such shares from the Company at $2.50 per share and 1,000,000 shares which are subject to an option to purchase such shares from the Company at $7.50 per share.

(3) Includes 1,000,000 shares which are subject to an option to purchase such shares from the Company at $2.50 per share and 1,000,000 shares which are subject to an option to purchase such shares from the Company at $7.50 per share.

(4) Includes 50,000 shares which are subject to an option to purchase such shares from the Company at $1.74 per share.

(5) 16,500 shares are owned by Investment Transactions, LLC, of which Mr. Stallman is a principal. Includes 50,000 shares which are subject to an option to purchase such shares from the Company at $1.74 per share.

(6) Includes 2,500 shares which are subject to an option to purchase such shares from the Company at $7.125 per share, 2,500 shares which are subject to an option to purchase such shares from the Company at $3.938 per share, and 5,000 shares which are subject to an option to purchase such shares from the Company at $2.50 per share.


OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Board Meetings and Committees

During 2001, the Board of Directors met three times and also executed various resolutions and written actions in lieu of meetings. All of the Company's directors for 2001 were in attendance at each of these meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews and evaluates the Company's internal audit and control functions, and monitors transactions between the Company and its employees, officers and directors. The Compensation Committee administers the Company's equity incentive plans and designates compensation levels for officers and directors of the Company. The Audit Committee met four times during 2001, with all members in attendance. The Compensation Committee met two times during 2001, with all members in attendance.

At December 31, 2001, the Audit Committee consisted of Messrs. Stallman, Clark, and Fleming, with Mr. Stallman serving as chair. The Compensation Committee consisted of Messrs. Fleming, Fredericks and Amerson, with Mr. Fleming serving as chair. After the annual meeting, assuming the nominees for Director are elected as submitted, the Audit Committee will consist of Messrs. Stallman, Fredericks and Steele; and the Compensation Committee will consists of Messrs. Fleming, Stallman and Amerson.

Director Compensation

Directors who are Company employees receive no additional or special remuneration for serving as directors. The Company's non-employee Directors are paid $500 plus out-of-pocket expenses for each meeting of the Board of Directors and after being a Director for at least six months receive an automatic option to purchase 50,000 shares of the Company's common stock.


                                                    Annual Compensation                  Long-Term Compensation
                                            -------------------------------------  -----------------------------------
                                                                                            Awards            Payouts
                                                                                   -------------------------  --------
                                                                                                Securities
                                                                        Other      Restricted   Underlying
                                                                       Annual        Stock       Options/      LTIP
                                                                       Compen-      Award(s)       SARs       Payouts
Name and Principal Position         Year    Salary ($)   Bonus ($)   sation ($)       ($)           (#)         ($)
------------------------------------------  -----------  ----------  ------------  -----------  ------------  --------
Robert R. Amerson                   2001(1)  $ 241,347        -      $   10,500          -       1,000,000        -
  President and CEO                 2000       250,000        -            -             -            -           -
                                    1999       254,808        -            -             -       1,000,000(2)     -

James L. "Buddy" Mercer             2001       110,952        -            -             -            -           -
  Vice President Finance/CFO        2000       112,247        -            -             -            -           -
                                    1999       110,952        -            -             -            -           -

Steven K. Clark                     2001(1)    240,866        -           1,327          -       1,000,000        -
  Vice President Finance/CFO/COO    2000       250,000        -            -             -            -           -
                                    1999       250,000        -            -             -       1,000,000(2)     -

 1 Mr. Amerson and Mr. Clark each had an annual salary of $250,000, plus a possible bonus each year, under their respective Employment Agreements, as amended. In the third quarter of 2001, these salaries were voluntarily and temporarily reduced by ten percent, to $225,000 per year. See "Employment Agreements."

 2 Messrs. Amerson and Clark each had options to purchase 1,000,000 shares at $2.50 per share whose expiration date was extended, on December 22, 1999, from February 22, 2001 to February 22, 2006.


OPTIONS/SARs GRANTED IN LAST FISCAL YEAR

The following table sets forth information regarding all individual grants of options made during the last completed year to the named executive officers.

                                                 Individual Grants
------------------------------------------------------------------------------------------------------------------------
                                                                                               Potential Realizable
                                                                                                     Value at
                            Number of         % of Total                                          Assumed Annual
                            Securities       Options/SARs                                         Rates of Stock
                            Underlying        Granted to      Exercise or                       Price Appreciation
                           Options/SARs      Employees in     Base Price     Expiration          for Option Term
                                                                                           -----------------------------
            Name           Granted (#)       Fiscal Year        ($/Sh)          Date          5% ($)(1)      10% ($)(1)
          -------        ---------------   ---------------  --------------  ------------  --------------  -------------

Robert R. Amerson           1,000,000               47.4%        $  7.50       11/7/2006     $    -0-       $    -0-
James L. "Buddy" Mercer        --                    --              --            --             --             --
Steven K. Clark             1,000,000               47.4%           7.50       11/7/2006          -0-            -0-



 1 The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the common stock over the term of the options. These numbers do not take into account plan provisions providing for termination of the option following termination of employment or non-transferability.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth the aggregate number and value of stock options and SAR's exercised during the last year by the Company's Chief Executive Officer and by each of the Company's other executive officers whose annual salary, bonus and other compensation exceed $100,000.

                                                      Number of Securities
                          Shares                     Underlying Unexercised      Value of Unexercised
                         Acquired                    Options/SARs at Fiscal     In-the-Money Options/
                            On          Value             Year-End (#)         SARs at Fiscal Year-End
          Name         Exercise (#)  Realized ($)  Exercisable/Unexercisable  Exercisable/Unexercisable
---------------------  ------------  ------------  -------------------------  -------------------------
Robert  R. Amerson           -        $     -          2,000,000 /    -                - / -
Steven K. Clark              -        $     -          2,000,000 /    -                - / -


Employment Agreements

Messrs. Amerson and Clark have employment agreements effective as of December 15, 1995 ("Employment Agreements"). The Employment Agreements, as amended, provide for an annual base salary of $250,000 for both Mr. Amerson and Mr. Clark and terminate in 2010. The Employment Agreements also provide that the executive shall be entitled to the following termination payments: (i) 100% of his current base salary if the employment is terminated as a result of his death or disability; (ii) up to 200% of his current base salary if the employment is terminated by the Company for any reason other than death, disability or for cause, or (iii) up to 250% of the executive's gross income during the year preceding his termination if the Employment Agreement is terminated by the executive for good reason or by the Company for any reason other than death, disability or cause and the termination occurs within two years after a change of control of the Company has occurred.


FEES PAID TO GRANT THORNTON LLP

The audit committee retained Grant Thornton LLP as the Company's independent auditors to audit the Company's financial statements for 2001. The aggregate fees billed by Grant Thornton LLP include fees for the following services rendered relating to 2001:

Audit Fees totaling $432,602, which included fees for the review and examination of Flanders' consolidated financial statements, quarterly reviews of interim financial statements, and consultations on accounting matters related to the financial statements.

All Other Fees totaling $47,643, which consisted of tax services.

Financial Information Systems Design and Implementation Fees. Grant Thornton LLP was not engaged to perform any services involving financial information systems design and implementation.

The Audit Committee has concluded the provision of the non-audit services listed as "All Other Fees" above is compatible with maintaining the independence of Grant Thornton LLP.

The Company is currently evaluating its relationship with its independent auditors and, consequently, no independent auditor has been selected for the current year. It is not anticipated that a representative of the Company's independent auditors will be in attendance at the annual meeting.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

As of December 31, 2001, the Compensation Committee of the Board of Directors was composed of two independent directors, Messrs. Fleming and Stallman, who have no "interlocking relationships" (as defined by the SEC) and the Chief Executive Officer, Mr. Amerson, who recuses himself from votes and discussions on his own compensation.

The Company is engaged in highly competitive businesses and compete nationally for personnel at the executive and technical staff level. Outstanding candidates are aggressively recruited, often at premium salaries. Highly qualified employees are essential to our success. The Company is committed to providing competitive compensation that helps attract, retain, and motivate the highly skilled people we require. The Company strongly believes that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives, completing acquisitions, and to business unit and overall financial performance, both current and long-term.


Executive Compensation

The Company's executive compensation program is administered by the Compensation Committee. The role of the Compensation Committee is to review and approve salaries and other compensation of the executive officers of the Company, to administer the Long-Term Incentive Plan, and to review and approve stock option grants to all employees including the executive officers of the Company.


General Compensation Philosophy

The Company's compensation philosophy is that total cash compensation should vary with the performance of the Company and any long-term incentive should be closely aligned with the interest of the stockholders. Total cash compensation for the executive officers consists of the following components:

 o  Base salary

 o An executive officer bonus that is related to growth in sales and operating earnings of the Company.

Long-term incentives are realized through the granting of stock options to executives and key employees through the LTI Plan. We have also granted certain non-qualified options to our executive officers. We have no other long-term incentive plans for our officers and employees.


Base Salary and Executive Officer Bonus Target

Messrs. Clark and Amerson have employment contracts with the Company which set base salaries and allow for bonus targets and levels to be set at the sole discretion of this committee. During 2000 and 2001, none of the executive officers reached their bonus targets, and hence no bonuses were awarded to executive officers in 2001, nor will bonuses be awarded in 2002 for performance in 2001.


Chief Executive Officer Compensation

The current base salary for the Chief Executive Officer of $250,000 is set according to his employment contract, which also includes provision for annual bonuses at the sole discretion of this committee. No bonuses were awarded to the Chief Executive Officer in 2001, and none were accrued based upon 2001 performance.


Stock Options

Stock options are granted to aid in the retention of executive and key employees and to align the interests of executive and key employees with those of the stockholders. The level of stock options granted (i.e., the number of shares subject to each stock option grant) is based on the employee's ability to impact future corporate results. An employee's ability to impact future corporate results depends on the level and amount of job responsibility of the individual. Therefore, the level of stock options granted is proportional to the Compensation Committee's evaluation of each employee's job responsibility. For example, Robert R. Amerson, as the Chief Executive Officer, and Steven K. Clark, as Chief Operating Officer, have the highest levels of responsibility and would typically be awarded the highest level of stock options. Stock options are granted at a price not less than the fair market value on the date granted.


                                        Respectfully submitted,

                                        COMPENSATION COMMITTEE:


                                        Andrew Stallman         Russell Fleming
                                        Robert R. Amerson


COMPARATIVE STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the NASDAQ NM Industrial Index during the period commencing December 31, 1997 and ending September 30, 2002. The comparison assumes $100 was invested on December 31, 1997 in the Company's common stock with the reinvestment of all dividends, if any. Total shareholder returns for prior periods are not an indication of future returns.

[graphic omitted]

                                2/97    12/98    12/99    12/00    12/01    9/02
Flanders Corporation             100      44       27       22       26       18
Nasdaq Stock Market (U.S.)       100     140      259      157      125       75
Nasdaq NM Industrial             100     107      183      121      114       77



REPORT OF THE AUDIT COMMITTEE

General

As of December 31, 2001, the Audit Committee of the Board of Directors was composed of two independent directors who have no "interlocking relationships" as defined by the Commission: Mr. Stallman, who served as chair, and Mr. Fleming. Mr. Clark, who is the Chief Financial Officer of the Company, was also appointed to serve on the Audit Committee for 2001 because of his professional background and experience in the accounting profession, his familiarity with the financial condition and results of operations of the Company, and his ability to provide continuity to the Audit Committee in light of the appointment of two new members during 2001.

The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews and evaluates the Company's internal audit and control functions, and monitors transactions between the Company and its employees, officers and directors.


Review of Annual Results

The Audit Committee reviewed and discussed the Company's financial statements for the year ended December 31, 2001, with the Company's management. The Audit Committee also discussed the statements with the Company's independent auditors, both with members of management present and independently. In particular, the Audit Committee discussed with the independent auditors the matters required by SAS 61.

It is not the responsibility of the Audit Committee to render an opinion regarding the Company's financial statements, but to monitor the Company's internal controls and reporting processes, as well as the Company's relationship with its external auditors.

The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence.

Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999 be included in the Company's Annual Report on Form 10-K for 2001.

                                    Respectfully submitted,

                                    Andrew Stallman          J. Russell Fleming
                                    Steven K. Clark


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At November 6, 2002, Steven K. Clark owed the Company $3,782,007 of principal and $697,553 of accrued interest which he previously borrowed to settle claims, to make certain payments under an indemnity agreement he entered into with the Company, to exercise options and to purchase certain shares from Thomas T. Allan, a former officer and director. This debt is evidenced by a note which bears interest at LIBOR plus 1%, and is due in full on December 31, 2010, or on demand by the Company.

At November 6, 2002, Robert R. Amerson owed the Company $1,967,449 of principal and $290,099 of accrued interest, which he previously borrowed, the majority of which was used to settle claims, to make certain payments under an indemnity agreement he entered into with the Company, to purchase certain shares from Thomas T. Allan, a former officer and director of the Company, and for other unspecified reasons. This debt is evidenced by a note which bears interest at LIBOR plus 1%, and is due in full on December 31, 2010, or on demand by the Company.

The Company made payments totaling $1,104,641 and $316,391 in 2001 and 2000, respectively, to Superior Die-Cutting, a vendor supplying raw materials to the Company. Superior Die-Cutting is 50% owned by Mercury Diecutting, which is owned by Robert R. Amerson and Steven K. Clark. The Company made payments totaling $349,509 and $55,040 in 2001 and 2000, respectively, to Wal-Pat II, a real estate partnership which leases property to the Company. Wal-Pat II is owned by Robert R. Amerson and Steven K. Clark (fifty percent each). At December 31, 2001, the Company owed a total of $349,509 and $0, to Superior Die-Cutting and Wal-Pat II, respectively.

COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

Section 16(a) of the 1934 Act requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all
Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the year ended December 31, 2001 with all
Section 16(a) filing requirements applicable to the Company's officers, directors, and greater than ten-percent beneficial owners.


SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

If you wish to submit proposals to be included in the Company's 2002 proxy statement, we must receive them on or before Thursday, June 20, 2003. Please address your proposals to Corporate Secretary, Flanders Corporation, 2399 26th Avenue North, St. Petersburg, FL 33713.

Under the Company's bylaws, if you wish to raise a matter before the shareholders at the 2003 annual meeting:

 * You must notify the Secretary in writing by not later than August 20, 2003 but not prior to July 21, 2003.

 * Your notice must contain the specific information required by the Company's bylaws.

Please note that these requirements relate only to matters you wish to bring before your fellow shareholders at the annual meeting. They are separate from the SEC's requirements to have your proposal included in the proxy statement.


METHOD OF PROXY SOLICITATION

The Company is soliciting this proxy on behalf of its Board of Directors. The Company will pay the costs of soliciting the proxies. These costs will include the expenses of preparing and mailing the proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials. Directors, officers and regularly engaged employees of the Company may also solicit proxies without additional compensation therefor.

A list of shareholders entitled to vote will be available for examination at the meeting by any shareholder for any purpose germane to the meeting. The list will also be available on the same basis for ten days prior to the meeting at our corporate headquarters, 2399 26th Avenue North, Saint Petersburg, Florida 33713.


ANNUAL REPORTS ON FORM 10-K

The Company's Annual Report on Form 10-K for the year ended December 31, 2001 has been enclosed with this proxy statement. The Form 10-K includes a list of exhibits on page 33. The Company will furnish copies of any of the exhibits to its 2001 Annual Report on Form 10-K upon the request of any shareholder, upon the payment of $25 to the Company in reimbursement for the Company's reasonable expenses of furnishing the exhibit. Requests should be directed to Jeanetta Brown at (727) 822-4411.

                                                                        PROXY

                             FLANDERS CORPORATION
                         PROXY SOLICITED ON BEHALF OF
                        THE BOARD OF DIRECTORS FOR THE
                      ANNUAL MEETING OF THE SHAREHOLDERS



This Proxy is solicited on behalf of the Board of Directors which recommends a vote for all nominees.

The undersigned hereby appoints Robert R. Amerson and Steven K. Clark, and each of them, proxies to represent the undersigned with full power of substitution at the Annual Shareholders Meeting of Flanders Corporation, to be held on Friday, December 20, 2002, at 3:00 p.m. local time at 2399 26th Avenue North, Saint Petersburg, Florida 33713 and at any and all postponements or adjournments thereof.


                          UNLESS OTHERWISE INDICATED
          THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW


 1. ELECTION OF DIRECTORS. This proxy will be voted FOR each of the nominees identified in the proxy statement at the Annual Meeting of Shareholders unless authority to vote for one or more nominees is expressly withheld. To withhold authority for one or more individual nominees, cross out the name or names of such persons.


    [ ] FOR all nominees

    [ ] WITHHOLD AUTHORITY FOR CERTAIN NOMINEES. If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below (shares will be voted for nominees whose names are not stricken):

                Robert R. Amerson       Steven K. Clark
                Peter Fredericks        D. Michael Steele
                Andrew Stallman

    [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES


 2. OTHER MATTERS: Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this Proxy upon such other matters as may properly come before the Annual Meeting.

The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. If the undersigned does not specify a choice, the shares will be voted FOR the nominees for director listed hereon, and in the discretion of the proxies for other matters which may properly come before the meeting.


Dated _______________, 2002.            _______________________________________

                                        _______________________________________
                                        Signature of Shareholder(s)
                                        Note: Signature should agree with the
                                        name on stock certificates as printed
                                        thereon.  Executors, administrators and
                                        other fiduciaries should indicate the
                                        capacity in which they are signing


 [ ] I plan to personally attend the Annual Meeting of the Shareholders


      PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
                                  THANK YOU.